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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                 April 30, 2001
          -------------------------------------------------------------
               Date of Report (date of earliest event reported)




                               Detrex Corporation
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




Michigan                        00784                        38-0480840
---------------------           -----------------            -------------------
(State or other                 (Commission                  (I.R.S. Employer
jurisdiction                    File Number)                 Identification No.)
of incorporation)




           24901 Northwestern Highway, Suite 500 Southfield, MI 48075
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




                                 (248) 358-5800
          -------------------------------------------------------------
               Registrant's telephone number, including area code



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events and Regulation FD Disclosure

         See attached Exhibit A - Press Release issued April 30, 2001.

ITEM 7.  Financial Statements and Exhibits

         Exhibit A - Press Release issued April 30, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DETREX CORPORATION



Date:    April 30, 2001                     By:      /s/ Thomas E. Mark
                                               --------------------------------
                                                 Thomas E. Mark, President

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                                 Exhibit Index


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
Exhibit No.                          Description
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
  99.A                               Press Release issued April 30, 2001
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